UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Nme of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

iMedia Brands, Inc., formerly EVINE Live Inc. (the “Company”), held its 2019 Annual Meeting of Shareholders on July 12, 2019 (the “Annual Meeting”). There were 63,552,159 shares of Company common stock, or approximately 83.36% of the 76,230,985 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders voted on: (1) the election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the approval, on an advisory basis, of the 2018 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; (3) the re-approval of the Company’s Shareholder Rights Plan; and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020. For more information about the foregoing proposals, please see the proxy statement for the Annual Meeting.

Set forth below are the final voting results, as reported by the inspector of elections for the Annual Meeting:

1.	Election of Directors

The proposal to elect eight persons to serve as directors on the Company’s Board of Directors until the next annual meeting of the shareholders resulted in the following votes:

Nominee	Votes For	Withheld
Michael Friedman	33,680,519	3,068,010
Neal S. Grabell	33,758,680	2,989,849
Landel C. Hobbs	33,517,592	3,230,937
Benoȋt Jamar	34,071,939	2,676,590
Eyal Lalo	34,169,905	2,578,624
Lisa A. Letizio	33,585,778	3,162,751
Aaron P. Reitkopf	34,221,192	2,527,337
Robert J. Rosenblatt	31,692,936	5,055,593

The eight nominees set forth above were elected to the Company’s Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors are duly elected and qualified. There were 26,803,630 broker non-votes related to the foregoing proposal.

2.	Say-On-Pay Vote

The 2018 compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
31,958,719	4,483,509	306,301	26,803,630

3.	Re-Approval of the Company’s Shareholder Rights Plan

The Company’s Shareholder Rights Plan was re-approved by the following votes:

For	Against	Abstain	Broker Non-Votes
31,778,135	4,699,567	270,827	26,803,630

4.	Ratification of Independent Auditor

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
60,621,048	2,309,553	621,558	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2019	iMedia Brands, Inc.

	By:	/s/ Michael Porter
Michael Porter Senior Vice President, Chief Financial Officer